UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 7, 2018

Date of Report (Date of earliest event reported)

AEDAN FINANCIAL CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55807	82-1613709
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Market Street, Suite 200

San Francisco, California

(Address of principal executive offices)

866-601-7727

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 4.01 Changes in Registrant's Certifying Accountant

On August 6, 2018 the Board of Directors of Aedan Financial Corp. (the “Registrant”) determined not to continue with the Registrant's then accountants and to engage a different accounting firm with whom they were familiar. On August 6, 2017 KCCW Accountancy Corp. (“KCCW”), located in Alhambra, California, the former accountants, were dismissed.

The prior accountant's audit report on the financial statements as of and for the year ended December 31, 2017 contain a note as to the Company's ability to continue as a going concern. The note indicated that the Company's continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations, which it had not been able to accomplish to the date of the report, and /or obtain additional financing from its stockholders and/or other third parties.

In connection with the Company's financial statements for the period from June 12, 2017 (date of engagement) through the date of dismissal, there were no disagreements with the former accountants, KCCW Accountancy Corp., on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report, if any.

The Registrant has provided KCCW Accountancy Corp. with a copy of this disclosure and has requested that they furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from KCCW Accountancy addressed to the U.S. Securities and Exchange Commission is filed as an Exhibit to this Current Report on Form 8-K.

On August 6, 2018 (the "Engagement Date"), the Company engaged BF Borgers CPA PC, Certified Public Accountants, as its independent registered public accounting firm. The decision to engage BF Borgers CPA PC as the Company's independent registered public accounting firm was approved by the Company's Board of Directors.

The address of BF Borgers CPA PC is:

5400 W. Cedar Avenue

Lakewood, CO 80226

The Company, nor any one on its behalf, did not consult with BF Borgers CPA PC in regard to the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's Financial Statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01 EXHIBITS

16.1	Letter from former certifying public accountant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 7, 2018

AEDAN FINANCIAL CORP.
By: /s/ Eric Fitzgerald
Eric Fitzgerald
President

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